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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange act of 1934

Date of Report (date of earliest event reported): December 6, 1999

                                IDEX Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                        1-10235                 36-3555336
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(State or other jurisdiction)         (Commission File          (I.R.S. Employer
                                           Number)                Identification
                                                                         Number)

630 Dundee Road, Suite 400             Northbrook, Illinois                60062
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                    (Address of principal executive offices)

Registrant's telephone number                                     (847) 498-7070
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Item 5. Other Information

On November 30, IDEX Corporation (the "Company") announced that Frank J. Hansen, the Company's President and Chief Executive Officer, has made a decision to retire. Mr. Hansen, 58, has been with the Company for 24 years, was named President in January, 1998 and assumed the additional duties of CEO as of April 1, 1999.

The Board of Directors expressed its appreciation for his many years of valuable contributions to the success of the Company and reported that the search for a successor is underway. Mr. Hansen will remain President and CEO until his replacement has been selected.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  IDEX Corporation

                 December 6, 1999            /s/  WAYNE P. SAYATOVIC
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                                                  Wayne P. Sayatovic
                                                  Senior Vice President-Finance
                                                  and Chief Financial Officer
                                                  (Principal Financial Officer)